13. Common Stock and Earnings Per Common Share	12 Months Ended
Dec. 31, 2013
Trust preferred securities prepayment by underlying bank
Common Stock and Earnings Per Common Share

Earnings per common share is computed using the weighted average outstanding shares for the years ended December 31. Outstanding stock options (Note 15) impact on earnings per share is determined using the treasury stock method. For 2013 and 2012, the impact of conversions of outstanding stock options were anti-dilutive. The following is a reconciliation of the numerators and the denominators of the basic and diluted earnings per common share computation:

	2013	2012

Income available to common stockholders	$ 1,482	$ 2,022
Weighted average shares outstanding	5,011	5,011
Shares outstanding including assumed conversion	5,011	5,011
Basic earnings per share	$ 0.30	$ 0.40
Fully diluted earnings per share	$ 0.30	$ 0.40